Exhibit 10.17

THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE WARRANTS UNDER SUCH ACT, OR (ii) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

ICOP DIGITAL, INC.

BRIDGE WARRANT

Warrant to Purchase Shares of Common Stock	, 2005

This certifies that pursuant to the terms of this Common Stock Warrant (this “Warrant”), for value received, ICOP Digital, Inc, a Colorado corporation (the “Company”), hereby grants to                               (the “Holder” or “Bridge Note Lender”), or its registered assigns, the right to purchase from the Company the number of shares of the Company’s Common Stock equal to the quotient of the principal amount of the Bridge Note Lender’s Bridge Note dated          , 2005 divided by the Public Offering Unit Price as defined in the Principal Terms of the Financing Terms Agreement (hereinafter “Principal Terms”), attached hereto as Exhibit ”A”, and the product of such quotient shall then be multiplied by 1.5 to yield the number of shares.  In the event of a Public Offering within twelve (12) months of the first Closing of the Bridge Notes, the exercise price of the Warrants shall be 50% of the final approved public offering unit price (the “Public Offering Unit Price “), of the planned secondary offering, (“Public Offering”) of two shares of common stock and one warrant, (collectively the “Unit”).  In the event there is no Public Offering within twelve (12) months of the first Closing, the Holder, or its registered assigns, shall have the right to purchase from the Company the number of shares of the Company’s Common Stock as calculated pursuant to the formula described in § 2.3 hereof

1.                                       Exercise of Warrant.

1.1                                 Exercise Period.  Except as restricted as set forth in § 1.2 below, Holder may exercise this Warrant, in whole or in part, at any time and from time to time after its Date of Issuance (as defined below) and prior to 5:00 p.m. (central standard time) on January 31, 2010 (the “Expiration Date”).

1.2                                 Procedure for Exercising Warrant.

(a)                                  This Warrant will be deemed to have been exercised at such time as the Company has received all of the following items (the “Exercise Date”):

(i)                                     A completed Exercise Agreement, as described in Section 1.3 below, executed by the person exercising all or part of the purchase rights represented by this Warrant (the “Purchaser”);

(ii)                                  This Warrant;

(iii)                               If this Warrant is not registered in the name of the Purchaser, an Assignment in the form set forth in Exhibit C, evidencing the assignment of this Warrant to the Purchaser and the consent of the Company thereto; and

(iv)                              A check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise.

(b)                                 Certificates representing shares of Common Stock purchased upon exercise of this Warrant will be delivered by the Company to the Purchaser within 10 days after the Exercise Date.  Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, Company will prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised.  Company will deliver such new Warrant to the person designated to receive it in the Exercise Agreement.

(c)                                  The Common Stock issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser on the Exercise Date, and the Purchaser will be deemed for all purposes to have become the record holder of such Common Stock on the Exercise Date.

(d)                                 The issuance of certificates for shares of Common Stock upon exercise of this Warrant will be made without charge to the Holder or the Purchaser for any issuance tax in respect thereof or any other cost incurred by the Company in connection with such exercise and the related issuance of shares.

(e)                                  If, during the first year of the term of the Warrants, the Company files a registration statement for the Public Offering then the Warrants will not be exercisable until the earlier of 90 days after Public Offering closes and one (1) year after filing the Public Offering registration statement.

1.3                                 Exercise Agreement.  The Exercise Agreement will be substantially in the form set forth in Exhibit B hereto, except that if the shares of Common Stock are not to be issued in the name of the Holder, the Exercise Agreement will also state the name of the person to whom the certificates representing the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock purchasable hereunder, it will also state the name of the person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered.

2

1.4                                 Fractional Shares.  The Company is not required to issue any fraction of a share of Common Stock upon exercise of this Warrant.

1.5                                 Securities Acts Compliance.  As a condition to its delivery of the certificates representing the Common Stock, the Company may require the Purchaser to deliver to the Company, in writing, representations regarding the Purchaser’s sophistication, investment intent, acquisition for his, her or its own account and such other matters as are reasonable and customary for purchasers of securities in an unregistered private offering, and Company may place conspicuously upon each certificate representing the Common Stock a legend restricting the assignment, transfer or other disposition of the shares of Common Stock, unless such shares have been registered or qualified under the Act and applicable blue sky laws or there has been delivered to the Company an opinion of counsel, satisfactory to the Company, to the effect that such registration and qualification is not required.

2.                                       Adjustment in Shares of Common Stock and Exercise Price.  The number of shares of Common Stock purchasable upon the exercise of this Warrant and the Exercise Price per share are subject to adjustment from time to time as provided in this Section 2; provided, however, that the Exercise Price per share will not be less than the $.01 per share.

2.1                                 Subdivision or Combination of Shares.  If the Company at any time subdivides its outstanding shares of Common Stock into a greater number of shares (including a stock split effected as a stock dividend) or combines its outstanding shares of Common Stock into a lesser number of shares, the number of shares issuable upon exercise of this Warrant will be adjusted to such number as is obtained by multiplying the number of shares issuable upon exercise of this Warrant immediately prior to such subdivision or combination by a fraction, the numerator of which is the aggregate number of shares of Common Stock outstanding immediately after giving effect to such subdivision or combination and the denominator of which is the aggregate number of shares of Common Stock outstanding immediately prior to such subdivision or combination, and the Exercise Price will be correspondingly adjusted to such amount as will, when multiplied by the number of shares issuable upon full exercise of this Warrant (as increased or decreased to reflect each subdivision or combination of outstanding shares of Common Stock, as the case may be), equal the product of the Exercise Price in effect immediately prior to such subdivision or combination multiplied by the number of shares issuable upon exercise of this Warrant immediately prior to such subdivision or combination.

2.2                                 Effect of Sale, Merger or Consolidation.  If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or sale of all or substantially all of the Company’s assets to another corporation, is effected after the date hereof in such a way that holders of Common Stock will be entitled to receive stock, securities or assets with respect to or

3

in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision will be made whereby the Holder will thereafter have the right to purchase and receive, upon the basis and the terms and conditions specified in this Warrant and in lieu of the shares immediately theretofore purchasable and receivable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of this Warrant, and in any such case appropriate provision will be made with respect to the rights and interests of the Holder to the end that the provisions of this Warrant (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares issuable upon the exercise of this Warrant) will thereafter be applicable, as nearly as may be possible, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant.  The Company will not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets assumes, by written instrument executed and delivered to the Holder at its last address appearing on the books of the Company, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing sentence, the Holder may be entitled to purchase.

2.3                                 Adjustment if there is No Public Offering. In the event there is no Public Offering within twelve (12) months of the first Closing, the number of shares under the Warrant shall equal the quotient of (a) 0.75 times the principal amount of such Lender(s)’ Bridge Note, divided by the lesser of $5.00 (assuming a 1:10 reverse stock split): and   the average 4 PM NY Time closing bid price as reported on the Bloomberg system for the 10 trading days ending on the trading day immediately preceding the delivery of an exercise notice to the Company. The exercise price of the Warrants shall be the lesser of $5.00 (assuming a 1:10 reverse stock split) and the average 4 PM NY Time closing bid price as reported on the Bloomberg system for the 10 trading days ending on the trading day immediately preceding the delivery of an exercise notice. The Warrants will be exercisable for five years from the date of issuance, provided that if the Company files a registration statement for a Public Offering within the first year that the warrant is outstanding, then the  Warrant(s) will not be exercisable until the earlier of 90 days after the Public Offering closing and six months after filing of the Public Offering registration statement.

2.4                                 Cashless Exercise.  If, at any time after one (1) year from the date of issuance of the Warrant(s), the Company does not have available both an effective registration statement and current prospectus covering the issuance or resale of the Company’s Common Stock issued or issuable upon exercise of the Warrant(s), then the Warrant(s) may be exercised in whole or in part on a cashless basis and be exchanged for a number of shares of Common Stock equal to the quotient of (A) (I) the product of the number of shares for which this Warrant is being exercised multiplied by the average 4 PM NY Time closing bid price as reported on the Bloomberg system for the 10 trading days ending on the trading day immediately preceding the delivery of an exercise notice,

4

less (II) the product of the number of shares for which this Warrant is being exercised multiplied by the exercise price per share on the date of exercise, divided by (B) the average 4 PM NY Time closing bid price as reported on the Bloomberg system for the 10 trading days ending on the trading day immediately preceding the delivery of an exercise notice.

2.5                                 Warrants Not Callable.  The Warrants will be non-callable.

2.6                                 Notice to Holder of Adjustment.  Whenever the number of shares purchasable upon exercise of this Warrant or the Exercise Price is adjusted as herein provided, the Company will cause to be mailed to the Holder notice setting forth the adjusted number of shares purchasable upon the exercise of the Warrant and the adjusted Exercise Price and showing in reasonable detail the computation of the adjustment and the facts upon which such adjustment is based.

3.                                       Prior Notice as to Certain Events.  In the event the Company pays any dividend payable in cash or stock upon its Common Stock or makes any distribution to the holders of its Common Stock, then the Company will give prior written notice, by first class mail, postage prepaid, addressed to the Holder at the address of such holder as shown on the books of Company, of the date on which (i) the books of Company will close or a record taken for such dividend or distribution.  Such notice will also specify the date as of which the holders of the Common Stock of record will participate in said dividend or distribution.  Such written notice will be given not less than 20 days prior to the record date in respect thereto.  Not withstanding the rights established in the § 3, the Warrants are subject to restrict an exercise as set forth in § 1.2(e).

4.                                       Reservation of Common Stock.  Not later than the date hereof, the Company will have authorized Common Stock in an amount sufficient to permit the exercise in full of this Warrant.  At all times from and after such date, the Company will reserve and keep available for issuance upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit such exercise.  Upon issuance, such shares of Common Stock will be validly issued, fully paid and nonassessable.

5.                                       No Voting Rights; Limitations of Liability.  This Warrant does not confer upon the holder hereof any voting rights or other rights as a stockholder of the Company, either at law or equity.  The rights of the Holder are limited to those expressed herein and the Holder by acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant.  No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Common Stock, and no enumeration in this Warrant of the rights or privileges of the Holder, will give rise to any liability of such Holder for the Exercise Price of Common Stock purchasable by exercise hereof or as a stockholder of Company.

6.                                       Restrictions on Transfer of Warrant.

(a)                                  This Warrant and the Holder’s rights hereunder may not be transferred, assigned or subjected to a pledge or security interest without the prior written consent of the Company and unless transferred by surrender of this

5

Warrant with a properly executed Assignment (in the form of Exhibit B hereto) at the principal office of the Company.  If the Company determines that the proposed assignment is permitted pursuant to the provisions hereof and the requirements of applicable securities law, the Company will register the assignment of this Warrant in accordance with the information contained in the Assignment and will, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such assignment instrument and this Warrant will promptly be cancelled.  Conditions to the transfer of this Warrant or any portion thereof will be that (i) the Holder must deliver to the Company an opinion of counsel, reasonably satisfactory in form and substance to the Company’s counsel, to the effect that the proposed transfer will not be in violation of the Act or of any applicable state law and that (ii) the proposed transferee deliver to the Company his, her or its written agreement to accept and be bound by all of the terms and conditions of this Warrant.  The date the Company initially issues this Warrant will be deemed to be the “Date of Issuance” of this Warrant regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant are issued.

(b)                                 The Holder acknowledges that this Warrant has not been registered under the Act, and, except in the limited instance described in Section 6(a) above, agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Common Stock issued upon its exercise in the absence of (i) an effective registration statement as to this Warrant or such Common Stock under the Act, or (ii) an opinion of counsel for Company to the effect that such registration is not, under the circumstances, required.

7.                                       Registration Rights.  The Company will (1) file a resale registration statement within 180 days of Public Offering closing and (2) cause it to be effective within 240 days of Public Offering closing covering the resale of the common shares underlying the Warrant(s).  If the Company fails to satisfy either or both of these requirements, it will be subject to 2% cash late registration fee (“Late Fee”) (i.e. 2% of outstanding Bridge Note(s) principal) per month or part thereof that such failure continues. Such Late Fee shall cease to accrue  on the earliest date more than one year from the Closing that the Company is current in its reporting obligations under the Exchange Act and has been subject to such reporting requirements for at least 90 days.

8.                                       Miscellaneous.

8.1                                 Waiver.  No delay or failure of the Holder in exercising any right, power, privilege or remedy under this Warrant will affect such right, power, privilege or remedy or be deemed to be a waiver of the same or any part thereof, nor will any single or partial exercise thereof or any failure to exercise the same in any instance preclude any further or future exercise thereof, or the exercise of any other right, power, privilege or remedy.

8.2                                 Notices.  All notices, requests and consents hereunder must be in writing.  Notices, requests and consents to the Company will be effectively given and delivered when (a) sent by facsimile to the Company at (913) 469-1662 or (b) mailed by first class

6

mail, postage prepaid, to the Company at its offices at 11011 King Street, Suite 260, Overland Park, Kansas 66210.  Notices, requests, and consents to the Holder will be effectively given and delivered when sent by facsimile or mailed by first class mail, postage prepaid, to the Holder at the facsimile number or address of the Holder appearing on the books and records of the Company.  Either party by notice to the other may from time to time change the facsimile number or address for any such notice, request, or consent.

8.3                                 Governing Law; Venue.  This Warrant and all rights and obligations hereunder, including matters of construction, validity, and performance, will be governed by and construed and interpreted in accordance with the laws of the State of Colorado, without regard to the choice or conflicts of laws rules of such state.  The parties agree that venue for any suit, action, proceeding or litigation arising out of or in relation to this Agreement will be in any federal or state court in the State of Colorado having subject matter jurisdiction.

8.4                                 Successors.  This Warrant will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Warrant may not be assigned without the prior written consent of the Company as set forth in Section 6.

8.5                                 Headings and Exhibits.  The headings used in this Warrant are for convenience only and will not constitute a part of this Warrant.  All of the exhibits attached hereto are incorporated herein and made a part of this Warrant by reference thereto.

8.6                                 Defined Terms.  Any defined term utilized herein shall be defined as provided for herein or as defined in the Principal Terms of the Financing Terms Agreement (hereinafter “Principal Terms”), attached hereto as Exhibit ”A”.  To the extent there exists any conflict in the definition of a term, the definition contained in the Principal Terms shall control.

IN WITNESS WHEREOF, this Warrant has been executed and delivered by a duly authorized representative of the Company on the day and year first above written.

ICOP Digital, Inc.

By:
David C. Owen, President/CEO

7

EXHIBIT “A”

SALE OF SECURED PROMISSORY NOTES AND WARRANTS

PRINCIPAL TERMS

Issuer:                                                                                                                                                                                                         Icop Digital, Inc. (“ICPD” or the “Company”)

Amount:                                                                                                                                                                                                Up to $2,000,000.00 in twenty (20) Units of $100,000 in exchange for bridge notes (“Bridge Note(s)”) and warrants to purchase the Company’s Common Stock (“Warrant(s)”).  The Placement Agent has agreed with the Company to allow a creditor to convert its $200,000 debt to identical Bridge Note(s) and Warrants.

Lender(s):                                                                                                                                                                                      All “accredited” investors as defined in Regulation D of the Securities Act of 1933.  See signature pages hereto for names, addresses, and principal amounts of Bridge Note(s) being purchased.

Term of Note:                                                                                                                                                                    Interest and Pre-Payment:  Interest will accrue on the principal amount of the Bridge Note(s) at the rate of eight (8%) percent per annum, based on a 365-day year.  The Company will have the right to prepay without penalty any amount owed under the Bridge Note(s) in whole or in part at any time.

Maturity Date:  The principal amount and accrued and unpaid interest on the Bridge Note(s) will be due and payable six months from the first Closing (as defined herein), except that in the event of the closing of a Public Offering (as defined herein), the principal amount and accrued and unpaid interest will become immediately due and payable.  The Company plans to raise approximately $10 Million in a secondary offering of units (consisting of two shares of common stock and one warrant) (the “Public Offering”).

Closing Date/Escrow:                                                                                                                         The first Closing of the Bridge Note(s) Offering will be on the second business day following the receipt by First National Bank of Olathe, KS, as Escrow Agent of not less than $1,200,000 of the loan principal from the Lender(s) (the “Closing).  In the event such amount has not been received into Escrow on or before January 21, 2005, unless extended by agreement between the Placement Agent and ICOP for up to an additional 30 days, the Escrow Agent shall promptly return all of the funds on deposit with it to the respective Lender(s).

Conversion Right:                                                                                                                                           In the event there is no Public Offering of the Company’s common stock and/or warrants within twelve (12) months from the first Closing, the Lender(s) shall have the right to convert the principal and unpaid interest of the Bridge Note(s) into shares of Common Stock at a conversion price of $5.00 per share (assuming a 1:10 reverse stock split).

Security:                                                                                                                                                                                            Repayment of the Bridge Note(s) shall be secured by       a lien on all tangible and intangible assets of the Company.

Warrants:                                                                                                                                                                                     75 % warrant coverage:  At Closing each Lender(s) will receive Warrant(s) to purchase a number of shares of the Company’s Common Stock equal to the quotient of the principal amount of such Lender(s)’ Bridge Note(s), divided by the Public Offering Unit Price and the product of such quotient shall then be multiplied by 1.5 to yield the number of shares.  The Warrant(s) will have an exercise price per share equal to 50% of the Public Offering Unit Price.  In the event there is no Public Offering within twelve (12) months of the first Closing, the number of shares under the Warrant shall equal the quotient of (a) 0.75 times the principal amount of such Lender(s)’ Bridge Note, divided by the lesser of $5.00 (assuming a 1:10 reverse stock split): and   the average 4 PM NY Time closing bid price as reported on the Bloomberg system for the 10 trading days ending on the trading day immediately preceding the delivery of an exercise notice to the Company. The exercise price of the Warrants shall be the lesser of $5.00 (assuming a 1:10 reverse stock split) and the average 4 PM NY Time closing bid price as reported on the Bloomberg system for the 10 trading days ending on the trading day immediately preceding the delivery of an exercise notice. The Warrants will be exercisable for five years from the date of issuance, provided that if the Company files a registration statement for a Public Offering, then the  Warrant(s) will not be exercisable until the earlier of 90 days after the Public Offering closing and  six months after filing of the Public Offering registration statement.  Subject to the exercisability limitations in the foregoing sentence, the Warrant(s) will provide for cashless exercise if, at any time after one (1) year from the date of issuance of the Bridge Note(s) and Warrant(s), the Company does not have available both an effective registration statement and current prospectus covering the issuance or resale of the Company’s Common Stock issued or issuable upon exercise of the Warrant(s).  The Warrant(s) will be non-callable.

SEC Reporting                                                                                                                                                             As long as any of the Bridge Note(s) and/or Warrant(s) is outstanding the Company will maintain the listing of its common stock under Section 12 (g) of the Securities Exchange Act of 1934, as amended (Exchange Act), and will file all reports required by the Exchange Act in a timely manner.

Registration Rights:                                                                                                                               The Company will (1) file a resale registration statement within 180 days of the Public Offering closing and (2) cause it to be effective within 240 days of the Public Offering closing covering the resale of the common shares underlying the Warrant(s).  If the Company fails to satisfy either or both of these requirements, it will be subject to 2% cash late registration fee (“Late Fee”) (i.e. 2% of outstanding Bridge Note(s) principal) per month or part thereof that such failure continues. Such Late Fee shall cease to accrue on the earliest date more than one year from the first Closing that the Company is current in its reporting obligations under the Exchange Act and has been subject to such reporting requirements for at least 90 days.

Anti Dilution Provisions:                                                                                                       If at any time from the date of first Closing until the conversion of the Bridge Note(s) or exercise of the Warrant(s) the Company issues a stock dividend, combines outstanding shares into a lesser number of shares (reverse split) or increases the number of outstanding shares without the receipt of new consideration (forward split), then the number of shares into which the Bridge Note(s) may be converted or the Warrant(s) may be exercised for and the conversion price shall be adjusted to reflect such event so that the relative interests of the Lender(s) shall be fully protected from dilution resulting from such an event.  Notice of the required adjustment including the number of shares and the new exercise/conversion price shall be promptly mailed to each Lender(s) subsequent to each such adjustment event.

Placement Agent:                                                                                                                                              The Company has retained Paulson Investment Company, Inc to assist it with various financing matters, including the private placement of these Bridge Note(s).  Paulson Investment company, Inc will be retained on a best efforts basis, and receive a fee not to exceed 5% of any investment in the Bridge Note(s).  The Company also anticipates reimbursing certain expenses of Paulson Investment Company, Inc and indemnifying them, their directors, officers, agents, employees and controlling persons against certain liabilities.

Jurisdiction/Choice of Law:                                                                                         All transaction documents shall be governed by and construed under the laws of the state of Colorado as applied to agreements entered into and to be performed entirely within the state of Colorado, without giving effect to principles of conflicts of law.  The parties irrevocably consent to the jurisdiction and venue of the state and federal courts located in Denver, CO in connection with any action relating to this transaction.  At or prior to any Closing, the Lender(s) shall receive a legal  opinion from Company counsel in form and substance satisfactory to each of them as to the validity and enforceability of the Bridge Note(s), Warrants, and Security Agreement.

Binding Agreement:                                                                                                                                All parties executing this Financing Terms Agreement shall be legally bound by the above terms and shall execute such further  documents (“Further Documents”), including without limitation  Bridge Note(s),  Warrant(s) and a Security Agreement.  If there are any inconsistencies between  this Financing Terms Agreement and any such  Further Documents executed in connection with this transaction, the terms of this Financing Terms Agreement shall govern.  This Financing Terms Agreement may be signed in two or more counterparts, all of which taken together shall constitute an original.  Facsimile signatures shall be deemed to be original signatures.

EXHIBIT “B”

Exercise Agreement

To: ICOP DIGITAL, INC	Dated:

The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to subscribe for and purchase                                       shares of the Common Stock covered by such Warrant and makes payment herewith in full for such Common Stock at the price per share provided by such Warrant.

The undersigned requests that a certificate for the shares of Common Stock be issued as follows:

Name:

Address:

and, if said number of shares is not all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance of the remaining shares of Common Stock purchasable under the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below:

Name:

Address:

Dated:

HOLDER:

Signature:

EXHIBIT “C”

Assignment

To be executed by the registered Holder to request a permitted transfer of the attached Warrant.

FOR VALUE RECEIVED

(“Assignor”)

hereby sells, assigns and transfers unto

(“Assignee”)

(Name)

(Address)

the right to purchase shares of Common Stock of ICOP DIGITAL, INC. evidenced by the attached Warrant, together with all right, title and interest therein, and does irrevocably constitute and appoint                           attorney to transfer the said right on the books of said corporation with full power of substitution in the premises.

Date:	Assignor:

By

Its

Signature:

APPROVED:	ICOP DIGITAL, INC

Date:	By

Its

Signature